[LOGO OF DENISON INTERNATIONAL]


                            DENISON INTERNATIONAL PLC

                              2003 PROXY STATEMENT




   Annual General Meeting to be held May 22, 2003 at 11:00 am at The Marriott
              Courtyard Hotel, 866 Third Avenue, New York, NY 10022

                                                       Denison International plc
                                                       14249 Industrial Parkway
                                                       Marysville, Ohio 43040
                                                       937-644-4500

April 17, 2003

Dear Fellow Members and Shareholders:

It is our pleasure to invite you to attend the 2003 Annual General Meeting of Denison International plc, to be held at 11:00 a.m. on May 22, 2003. The Meeting will be held at The Marriott Courtyard Hotel, located at 866 Third Avenue, New York, N Y, 10022.

The following are currently on the Meeting's agenda: (i) receipt of the 2002 accounts, (ii) approval of the Directors' Remuneration Report, (iii) re-election of Two (2) Directors, (iv) approval of the appointment of Ernst & Young LLP as independent auditors for fiscal year ending December 31, 2003, and authorizing the directors to fix the auditors remuneration;(v) approval authorizing the Company to enter into a contingent purchase contract to purchase its ordinary shares; and (vi) other such business as may properly come before the meeting. Additional information concerning these matters is included in the Notice of Annual Meeting and Proxy Statement. I, along with other members of executive management, will review with you Denison's operations during the past year and will be available to respond to questions during the Meeting.


We look forward to seeing you at the meeting.

Sincerely,


/s/ J. Colin Keith
J. Colin Keith
Chairman

                                TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----

NOTICE OF ANNUAL MEETING................................................... iii
PROXY STATEMENT............................................................   1
General Information........................................................   1
Ownership of Common Stock by Certain Beneficial Owners.....................   2
Security Ownership of Directors and Officers...............................   2
Board of Directors and Committees of the Board.............................   3
Approval of Directors' Remuneration Report..................................  6
Re-Election of Directors...................................................   6
Incumbent Directors to Continue in Office..................................   7
Executive Compensation.....................................................   7
Section 16(a) Beneficial Ownership Reporting Compliance....................   9
Stockholder Return Performance Presentation................................  10
Approval of Independent Auditors...........................................  10
Approval of Contingent Purchase Contract...................................  11
Other Business.............................................................  12
Ownership of Outstanding Voting Shares.....................................  12
Incorporation by Reference.................................................  13
Form of Proxy     .........................................................  E-1
Directors' Remuneration Report.............................................  E-2
Contingent Purchase Contract for Re-Purchase of Ordinary Shares............  E-7

                                ----------------

              NOTICE OF ANNUAL MEETING OF MEMBERS AND SHAREHOLDERS
                                       ON
                                  May 22, 2003

                                ----------------

     NOTICE IS HEREBY GIVEN that the 2003 Annual General Meeting of Members and Shareholders of DENISON INTERNATIONAL PLC (the "Company") will be held at The Marriott Courtyard Hotel, 866 Third Avenue, New York, NY 10022, on Tuesday, May 22, 2003 at 11:00 a.m., EDT (the "Meeting"), for the purpose of:

(1) Receiving the audited accounts for the year ended December 31, 2002 together with the directors' and auditors' reports;

(2) Approving the Directors' Remuneration Report included in the audited accounts for the year ended December 31, 2002;

(3) Re-electing Anders C H Brag and David L Weir to the Board of Directors of the Company;

(4) Approving the appointment of auditors for the fiscal year ending December 31, 2003, and authorizing the directors to fix such auditors' remuneration;

(5) As special business, to consider and, if thought fit, passing the following resolution as a special resolution:

     "Resolved, that the terms of the draft contract proposed to be made between the Company and Merrill Lynch, Pierce, Fenner & Smith, Incorporated, its successors or assigns, under which the Company may become obligated to purchase certain of its issued ordinary shares of $US 0.01 each in substantially the form as attached in Exhibit 3.00 (a copy of which is produced to the meeting and signed for the purpose of identification by the Chairman) be hereby approved and authorized for the purposes of section 165 of the Companies Act 1985, such approval to expire on the date 18 months from the date on which this resolution is passed"; and

(6)  Transacting such other business as may properly come before the Meeting.

     The Board of Directors has fixed the close of business on April 1, 2003, as the record date for the determination of American Depository Receipt holders entitled to vote at the Meeting. Not withstanding the foregoing, under the Companies Act 1985,an "A" ordinary shareholder on the register at the date of the Meeting is entitled to vote at the Meeting.

     It is important that your shares be represented at the meeting regardless of the number of shares that you own. To vote, simply complete and sign the Proxy Card, which is being solicited by the Board of Directors of the Company, and return it in the enclosed postage pre-paid envelope as soon as you can.

     You are cordially invited to attend the Meeting. If you plan to attend the Meeting, please use this Notice of Meeting as your admission ticket. You may, of course, attend the Meeting without an admission ticket, upon proper identification.

                                        By Order of the Board of Directors,

                                        Denison International plc
                                        /S/ Paul G. Dumond
                                        PAUL G. DUMOND
                                        Company Secretary



                                                                  April 17, 2003

                                 PROXY STATEMENT

GENERAL INFORMATION

     As used herein, references to the "Company" and "Denison" refer to Denison International plc and its subsidiaries, unless the context indicates otherwise.

     References to "shares" herein refer to the Ordinary Shares of Denison $0.01 par value per Share and Denison's American Depository Shares ("ADSs"), each of which represents one Share. The ADSs are evidenced by American Depository Receipts ("ADRs").

     References to "Shareholders" herein refer to holders of ADR's.

     References to "Members" herein refer to holders of the Company's "A" Ordinary Shares, (pound)8.00 par value per share.

     This Proxy Statement is furnished in connection with the solicitation of proxies to be used at the Company's Annual Meeting of Members and Shareholders to be held on May 22, 2003, and at any adjournment thereof (the "Meeting"). Denison's Annual Report to Shareholders, including financial statements, accompanies this Notice and Proxy Statement, but is not incorporated as part of the Proxy Statement and is not to be regarded as part of the proxy solicitation material. These materials are being sent to stockholders on or about April 18, 2003.

SOLICITATION OF PROXIES

     Proxies are solicited by the Board of Directors of Denison in order to provide every Member and Shareholder an opportunity to vote on all matters scheduled to come before the Meeting, whether or not the Member or Shareholder attends the Meeting in person. When the Proxy Card is properly signed and returned, the shares represented thereby will be voted by the proxy holders named on the card in accordance with the Member's or Shareholder's directions. You are urged to specify your choices by marking the appropriate boxes on the enclosed Proxy Card. If the Proxy Card is signed and returned without specifying choices, the shares will be voted as recommended by the Board of Directors. A Member or Shareholder giving a proxy may revoke it at any time before it is voted by filing with the Company Secretary an instrument revoking it, or by a duly executed and deposited Proxy Card bearing a later date. If you attend the Meeting, you may vote by ballot, thereby canceling any proxy vote previously given.

     If you wish to give a proxy to someone other than those designated on the Proxy Card, you may do so by crossing out the names of the designated proxies and by then inserting the name of another person(s). A copy of the signed Proxy Card deposited with the Company should be presented at the Meeting by the person(s) representing you.

     Solicitation of proxies is made on behalf of the Board of Directors of Denison, and the cost of preparing, assembling, and mailing the Notice of Annual Meeting, Proxy Statement and Proxy Card will be paid by Denison. In addition to the use of the mail, proxies may be solicited by Directors, Officers and regular employees of Denison, without additional compensation, in person or by telephone or telegraph. Denison will reimburse brokerage houses and other nominees for expenses in forwarding proxy material to beneficial owners of ADR's.

MEMBER AND SHAREHOLDER VOTING

     On April 1, 2003, there were 9,934,100 shares and 7,015 "A" Ordinary Shares of Denison issued and outstanding and entitled to vote. Each share is entitled to one vote.

     Under the Companies Act 1985 two Members must be present in person or by proxy at the Annual General Meeting in order to constitute a quorum for the purpose of transacting business. Approval of the proposals presented at the meeting is governed by Denison's Memorandum and Articles of Association and United Kingdom law. A majority of the votes cast must approve the Directors' Remuneration Report, the re-election of directors and the appointment of the independent auditors. Holders of 75% of the votes cast must approve the contingent contract to repurchase shares of the Company.

     An abstention occurs when a Member or Shareholder is present either in person or by proxy at the meeting but the Member or Shareholder does not vote. Brokers who hold shares in street names for customers have the authority to vote only on certain routine matters in the absence of instructions from the beneficial owners. A broker non-vote occurs when the broker does not have the authority to vote on a particular proposal. Abstentions and broker non-votes are not included in the tabulations for approval of the Director's Remuneration Report, the re-election of the directors or approval of the auditors. However, abstentions and broker non-votes are counted in the tabulation for the votes on the proposal to repurchase shares of the Company, and will have the effect of a negative vote.

OWNERSHIP OF COMMON STOCK BY CERTAIN BENEFICIAL OWNERS

     Listed below are the only individuals or entity known to the Board of Directors and Management to own more than 10% of the issued and outstanding shares of Common Stock as of April 1, 2003:


                                              (1)
                                        NUMBER OF SHARES   PERCENT
NAME OF BENEFICIAL OWNER               BENEFICIALLY OWNED  OF CLASS
------------------------------------   ------------------  --------

J. Colin Keith (2)                           1,400,000       14.1%

Anders C. H. Brag (2)                        1,350,000       13.6%

E. F. Gittes (2)                             1,200,000       12.1%


     (1) For purposes of this table, ownership is determined in accordance with the beneficial ownership rules of the Securities Exchange Act of 1934, which deems shares to be beneficially owned by any person who has, or shares, voting or investment power with respect to the ordinary shares. Unless otherwise indicated, the Company believes based on information furnished by such persons, that the persons named in this table have sole voting and sole investment power with respect to all shares shown as beneficially owned.

     (2) Mr. Keith is Chairman of the Board of Directors of the Company; Mr. Brag is Managing Director of the Company. Mr. Gittes retired from the Board in May, 1999.


SECURITY OWNERSHIP OF DIRECTORS AND OFFICERS

     The following table sets forth information as of April 1, 2003, regarding beneficial ownership of Shares of each Director, Denison's four most highly compensated Officers (the "Named Officers") and the Directors and Officers as a group.

                              AMOUNT AND NATURE OF
                             BENEFICIAL OWNERSHIP(1)

------------------------------------------- -------------------- -----------
                                                     (1)
                                              NUMBER OF SHARES     PERCENT
NAME                                         BENEFICIALLY OWNED    OF CLASS
------------------------------------------- -------------------- -----------

------------------------------------------- -------------------- -----------
Keith, J. C (2)                                     1,400,000        14.1%
------------------------------------------- -------------------- -----------
Brag, A. C. H. (2)                                  1,350,000        13.6%
------------------------------------------- -------------------- -----------
Mills, C. H. B. (3)                                    74,070         0.8%
------------------------------------------- -------------------- -----------
Weir, D. L.  (2)                                       65,000         0.7%
------------------------------------------- -------------------- -----------
Morton, R. James P. (3)                                     0         0.0%
------------------------------------------- -------------------- -----------
Smith, B. A. (2)                                            0         0.0%
------------------------------------------- -------------------- -----------

------------------------------------------- -------------------- -----------
All Directors and Officers as a group (7
 in all)                                            2,889,070        29.1%
------------------------------------------- -------------------- -----------

(1) For purposes of this table, ownership is determined in accordance with the beneficial ownership rules of the Securities Exchange Act of 1934, which deems shares to be beneficially owned by any person who has, or shares, voting or investment power with respect to the ordinary shares. Unless otherwise indicated, the Company believes based on information furnished by such persons, that the persons named in this table have sole voting and sole investment power with respect to all shares shown as beneficially owned.

(2) Mr. Keith is Chairman of the Board of Directors of the Company, Mr. Brag is Managing Director of the Company, Mr. Weir is the President and Chief Executive Officer of the Company and Mr. Smith is Chief Financial Officer of the Company.

(3)  Messrs. Mills and Morton are directors of the Company.

BOARD OF DIRECTORS AND COMMITTEES OF THE BOARD

     The Board of Directors held 8 meetings during fiscal year 2002. The average attendance for Denison's Directors at these meetings was 80%. All of the Company's Directors attended at least 63% of the Board of Directors Meetings.

     All directors of the Company are paid fees for serving on the Board of Directors. The basic annual fee received by each director is 12,000 British Pounds. All directors are also reimbursed for reasonable expenses incurred in attending Board of Directors and Committee meetings.

     The directors have power to provide benefits whether by payment of gratuities, pensions or otherwise to (or to any person in respect of) any director or ex-director and for the purpose of providing any such benefits to contribute to any scheme or fund or to pay premiums.

     The Board of Directors has standing Audit, Compensation and Nominating Committees.

AUDIT COMMITTEE

     The Audit Committee oversees Denison's financial reporting process on behalf of the Board of Directors and recommends the independent accountants to conduct the annual audit of the financial statements of Denison. The Committee maintains a direct line of communication with Denison's auditors. The Audit Committee currently consists of Messrs. Morton (who also acts as the Committee's Chairman), Brag and Mills. The Committee held five meetings during fiscal year 2002.

     The Board of Directors has determined that Messrs. Morton and Mills both meet the requirements for independence as set forth under the listing standards of the NASDAQ Stock Exchange. The Board of Directors has determined that Mr. Brag, Managing Director of the Company and an employee of the Company's US subsidiary, does not meet the requirements for independence. Despite Mr. Brag's failure to meet the definition of independence, the Board of Directors believes that his expertise in financial matters made his appointment to the Audit Committee required in order to serve the best interests of the Company and its shareholders. In appointing Mr. Brag to the Audit Committee the Board of Directors considered the guidance as contained in the listing standards of the NASDAQ Stock Exchange relating to non-independent committee members. Certain provisions as contained in the Sarbanes-Oxley Act (Act) have revised the composition and nature of members of companies Audit Committees regarding such areas as independence and financial expertise. It is the intention of the Company to make the appropriate changes and additions to its Audit Committee as mandated by the final regulations of the Act as implemented by both the Securities and Exchange Commission ("SEC") and the NASDAQ Stock Market, Inc. ("NASDAQ").

     The functions of the audit committee are pursuant to our charter and the rules and regulations of the SEC and NASDAQ. In compliance with these regulations, the entire Board of Directors, in 2002, reviewed the composition of the audit committee and:

(i) determined that each member satisfies the requirements to serve on the Committee as currently defined by the SEC and NASDAQ,

(ii) determined that each member possessed the requisite financial literacy, and

(iii) determined that at least one member possessed financial management expertise.

AUDIT COMMITTEE REPORT

     The following is the report of the Audit Committee with respect to the Company's audited financial statements for the fiscal year ended December 31, 2002, which include the consolidated balance sheets of the Company as of December 31, 2002 and 2001, and the related consolidated statements of operations, stockholders' equity and cash flows for each of the three years in the period ended December 31, 2002, and the notes thereto. The information contained in this report shall not be deemed to be "soliciting material" or to be "filed" with the Securities and Exchange Commission, nor shall such information be incorporated by reference into any future filing under the Securities Act of 1933, as amended, or the 1934 Securities Exchange Act, as amended, except to the extent that the Company specifically incorporates it by reference in such filing.

     The Audit Committee, in addition to performing its customary duties contained in its charter, this year reviewed the independence of independent accountants and non-audit functions as performed by the independent accountants, as well as issues relating to the independence of the audit committee members. Specifically, the audit committee addressed the following matters:

     o The committee reviewed quarterly reports on Form 10-Q for each quarter in 2002 and reviewed and discussed the 2002 year end audited financial statements with management,

     o The committee engaged in private discussions with the independent accountants, Ernst & Young LLP ("E&Y"), to discuss matters relevant to the planning and implementation of the 2002 audit procedures,

     o The committee engaged in private discussions with the independent accountants to discuss the cooperation and adequacy of management, and discussed matters required to be discussed under the Statement of Auditing Standards No. 61 "Communications with Audit Committees" (SAS
          61), relating to the audited 2001 financial statements,

     o The committee discussed with the independent accountants matters required to be discussed under SAS 61 relating to the audited 2002 financial statements,

     o The committee discussed with the independent accountants their independent status, including the implications of the SEC regulations regarding the provision of non-audit services preformed by the independent accountants, and determined that the provision of the non-audit services was not inconsistent with E&Y's status as independent accountants, and received from the independent accountants the disclosures regarding their independence required by Independent Standards Board's Standard No. 1,

     o In reliance on the reviews and discussions referred to above, the committee recommended to the Board of Directors (and the board approved) that the audited financial statements be included in the Annual Report on Form 10-K for the year ended December 31, 2002 for filing with the SEC, and

     o    The committee reviewed the fees charged by E&Y for:

     (i)   performing the audit of the Company's financial statements,

     (ii)  designing and implementing any financial information systems, and

     (iii) all other services performed during the year.

Fees for the audit of the Company's 2002 financial statements and fees billed for all other services performed by E&Y during 2002 are as follows:

USD 000                                 2002               2001
                                        ----               ----

Audit                                   $449               $395
Audit Related Fees                       41                 25
Tax Fees                                 63                 163
All Other Fees                          -0-                 -0-
                                        ----               ----
                Total                   $553               $583

     Fees for audit services include fees associated with the annual audit, the reviews of the Company's quarterly reports on Form 10-Q, and statutory audits required internationally. Audit related fees principally include accounting consultation and audits of employee benefit plans. Tax fees include tax compliance, tax advice and tax planning.

THE AUDIT COMMITTEE
Mr. R. James P. Morton, Chairman
Mr. Anders C. H. Brag
Mr. Christopher H. B. Mills

COMPENSATION COMMITTEE

     The Compensation Committee reviews and recommends actions to the Board of Directors on such matters as the salary, bonus and benefits of the Chief Executive Officer and approves the salary and other compensation of other Officers. The Committee held three meetings during fiscal year 2002. The Committee is comprised of three directors. Current members of the Committee are Messrs. Mills (who also acts as the Committee's Chairman), Brag and Morton. Messrs. Mills and Morton are deemed to be independent members of the Committee under the listing standards of the NASDAQ Stock Exchange. Mr. Brag, Managing Director of the Company and an employee of the Company's US subsidiary, abstains in voting on any issues that may have a direct impact on his own compensation or benefits.

REPORT OF THE COMPENSATION COMMITTEE

     The Company's employee compensation policy for officers is to offer a package including a competitive salary, an incentive bonus based upon individual performance goals, competitive benefits, and an efficient workplace environment. The Company's Compensation Committee reviews and approves individual officer salaries, bonus performance goals, bonus plan allotments, and stock option grants under the Denison International Stock Option Plan.

     Officers of the Company are paid salaries in line with their responsibilities. Officers bonus plans are based on the financial performance of the Company in addition to individual performance measurements, and are based on a percentage of salary. The Compensation Committee establishes aggressive revenue and profit goals as an incentive for superior individual and corporate performance. Likewise, stock option grants to officers and other employees promote success by aligning employee financial interests with long term shareholder value. Stock option grants are based on various subjective factors primarily relating to the responsibilities of the individual officers, and also to their expected future contributions and prior option grants.

     The Budget Reconciliation Act of 1993 amended the Internal Revenue Code to add section 162(m) which bars a deduction to any publicly held corporation for compensation paid to a "covered employee" in excess of $1 million per year. The Compensation Committee does not believe that this law will have an impact on the Company as the current level of compensation for each of the Company's executive officers is well below the $1 million salary limitation.

THE COMPENSATION COMMITTEE
Mr. Christopher H. B. Mills, Chairman
Mr. Anders C. H. Brag
Mr. R. James P. Morton

NOMINATING COMMITTEE

     The Nominating Committee reviews and recommends to the Board the size, composition and committee structure of the Board, as well as nominees to the Board of

Directors and its Committees. The Committee met one time during fiscal year 2002. Current members of the Committee are Messrs. Keith (who also acts as the Committee's Chairman), Morton, and Mills.

                                   Proposal 1

                 APPROVAL OF THE DIRECTORS' REMUNERATION REPORT

     Unless otherwise specified by the Members and Shareholders, the shares of stock represented by the proxies will be voted for the approval of the Directors' Remuneration Report.

Explanation

     Under the United Kingdom Companies Act 1985 "Directors' Remuneration Report Regulations 2002", a detailed remuneration report is to be included as part of the Company's 2002 audited accounts. The report, to be included in the 2002 audited accounts is included herein as Exhibit 2.00. Under the regulations an ordinary resolution to approve the Directors Remuneration Report is required to be put to shareholders at the meeting where the annual audited accounts are to be laid.

     A negative vote would not have any legal effect on existing contractual entitlements, nor would it create a legal duty upon the directors to amend their remuneration policy.

     THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE APPROVAL OF THE 2002 DIRECTORS' REMUNERATION REPORT.

                                   Proposal 2

                            RE-ELECTION OF DIRECTORS

     The Company's Board of Directors consists of six (6) Directors, whose respective terms expire as outlined below.

     Unless otherwise decided by the Company by ordinary resolution, the number of directors shall be not less than three nor more than twelve. Directors may be appointed by the Company by ordinary resolution. In addition, the Board of Directors may appoint directors; any director so appointed retires from office at the next annual general meeting, but is then eligible for re-appointment.

     At each annual general meeting as nearly as possible (but not exceeding) one-third of those directors subject to retirement by rotation are obliged to retire by rotation, based principally upon length of time in office, and are eligible for re-election. Any director appointed by the Board of Directors since the previous annual general meeting is not subject to retirement by rotation. A director may be removed by ordinary resolution of the Company in general meeting or by all the other directors.

     Unless otherwise specified by the Members and Shareholders, the shares represented by the proxies will be voted for the re-election of Messrs. Anders C H Brag and David L Weir, as Directors who retire by rotation. Each nominee for Director has consented to be nominated as a Director and will serve as a Director if re-elected. The names and biographical summaries of the persons who have been nominated to stand for re-election at the Meeting and the remaining four directors whose terms are continuing appear below.

     THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE RE-ELECTION OF MESSRS. BRAG AND WEIR.

          ANDERS C. H. BRAG, age 49, has been a director of the Company since 1993 and Managing Director since 1993. He currently serves as a director for several private companies. Prior to 1990 Mr. Brag was a General Partner of Hambro International Venture Fund.

          DAVID L. WEIR, age 49, has served as President, Chief Executive Officer and a Director of the Company since March 1997. Mr. Weir joined the Company in May 1994 as the Chief Financial Officer, and in September 1994 he was appointed Chief Executive Officer of the Company's North American Operations. Prior to joining Denison, Mr. Weir held senior management positions, both in the USA and Europe with the hydraulic braking division of Lucas Industries.

     Although the Board of Directors and Management do not contemplate that any of the nominees will be unable to serve, in the event that prior to the meeting, any of the nominees becomes unable to serve because of special circumstances, a nominee designated by the Board may be appointed by the Board to fill the vacancy.

INCUMBENT DIRECTORS TO CONTINUE IN OFFICE

     The following are the other Directors whose terms continue after this year's Meeting, as indicated:

TERMS CONTINUING UNTIL MAY 2004

          J. COLIN KEITH, age 58, has been the Chairman of the Board of Denison since its inception in 1993. Mr. Keith also serves on the board of Executive Air Support, Inc. and has also served as the Chairman of the Board of Horace Small Apparel and served as its Chief Executive Officer through April 2000. From 1987 to May 1997 Mr. Keith was a director of Scholl plc.

          R. JAMES P. MORTON, age 49, has been a director of the Company since 1998. Mr. Morton is an Investment Director of European American Securities, Inc. From 1991 to 1995 Mr. Morton was the Managing Director of Chelverton Investments and Chelverton Investment Management Limited. From 1987 to 1991 Mr. Morton was the Director of Corporate Finance for Samual Montagu, Inc. Mr. Morton is also a director of a number of other companies and writes investment books for the Financial Times.

TERMS CONTINUING UNTIL MAY 2005

          CHRISTOPHER H. B. MILLS, age 50, has served as a director since 1993. Since 1984 Mr. Mills has been Chief Executive of North Atlantic Smaller Companies Investment Trust and, since 1989, American Opportunities Trust plc. Mr. Mills is a director of a number of publicly listed companies, including WH Energy and LESCO.

          BRUCE A. SMITH, age 47, has been a director of the Company since 1999 and Chief Financial Officer since 1998. Prior to joining Denison, Mr. Smith held several senior management positions with Yuasa, Inc., holding the positions of Vice President - Administration and Treasurer / CFO. From 1979 to 1991 Mr. Smith held various positions with Exide Corporation, last serving as its Corporate Controller.

EXECUTIVE COMPENSATION

     The following table sets forth certain information concerning the compensation paid by the Company for services rendered during the fiscal years ended December 31, 2002, 2001 and 2000 to Denison's Chief Executive Officer and each of the other Named Officers.

                           SUMMARY COMPENSATION TABLE

                                                               LONG-TERM
                                 ANNUAL COMPENSATION          COMPENSATION
                               ------------------------       ------------
                                                                AWARDS
                                                              ----------
     (A)            (B)      (C)       (D)         (E)            (G)          (I)
  NAME AND                                         (2)                         (3)
  PRINCIPAL       FISCAL                       ANNUAL OTHER   UNDERLYING     ALL OTHER
  POSITION         YEAR    SALARY$   BONUS$    COMPENSATION    OPTIONS     COMPENSATION
-------------     ------   -------   -------   ------------   ----------   ------------
J. Colin Keith    2002     130,000     0          18,600           0               0
Chairman          2001     130,000     0          18,600           0               0
                  2000     130,000     0          18,600           0               0

David L. Weir     2002     237,544   183,963      18,600           0          18,242
President &       2001     231,750   185,533      18,600           0          15,600
CEO (4)           2000     225,000   202,800      18,600           0          15,600

Anders C.H.Brag   2002     130,000     0          18,600           0               0
Managing          2001     130,000     0          18,600           0               0
Director          2000     130,000     0          18,600           0               0

Bruce A. Smith    2002     136,625    40,064      18,600           0          15,098
Chief Financial   2001     133,293    33,350      18,600           0          14,500
Officer           2000     129,410    44,977      18,600           0          14,082


(1) There are no other "Awards" to report and column (f) has been omitted pursuant to SEC rules. There are no "Payouts" to report and column (H) has been omitted pursuant to SEC rules.

(2) Directors are paid annual compensation for director duties at a rate of (pound)12,000 (British Pounds). See the section "BOARD OF DIRECTORS AND COMMITTEES OF THE BOARD". For purposes of this report all years' compensation has been converted at a rate of $1.55 USD to one British Pound.

(3) These are amounts contributed by Denison for fiscal 2002, 2001, and 2000 for the Named Officers under the Savings and Profit Sharing Plan and for taxable benefits related to Mr. Weir's Company provided vehicle. For fiscal 2002, these amounts were as follows: Savings Plan: $5,400 and $4,098 respectively for Messrs. Weir and Smith. Profit Sharing Plan: $11,000 each for Messrs. Weir and Smith, benefits associated with Mr. Weir's Company provided vehicle: $1,842.

(4) In May 2000, Denison Hydraulics, Inc., the Company's U.S. subsidiary, and Mr. Weir agreed to extend a two-year agreement regarding Mr. Weir's employment with the U.S. subsidiary, entered into in May 1998, under the same terms and conditions. The extension is incorporated herein by reference to Denison's Annual Report on Form 10-K, which was filed with the SEC on or about March 31, 2003.

SAVINGS and PROFIT SHARING PLAN OF DENISON HYDRAULICS INC.

     The Savings Plan is a savings and profit sharing plan established pursuant to Sections 401(a) and 401(k) of the United States Internal Revenue Code. Under this plan, Denison matches up to 3% of the base pay of each eligible employee, including officers, to a Trustee for investment into one or more pre-established investment funds as the participant may choose. Under the profit sharing plan Denison contributes up to 6% of the base pay (or higher at the discretion of management) of each eligible employee, including Officers, based on the attainment of certain Company goals, to a trustee for investment into one or more pre-established investment funds as the participant may choose.

STOCK OPTION PLAN

     In 1994, the Company adopted the Denison International Stock Option Plan (the "Option Plan") pursuant to which the Board (or a committee thereof) may grant to certain key employees of the Company or its subsidiaries options to acquire Ordinary Shares. The price at which Ordinary Shares may be acquired on exercise of an option must not be less than the market value of the underlying shares on the date on which the option is granted.

     On July 24, 1997, the Company's Board of Directors and shareholders approved an amendment to the Option Plan. Such amendment included an increase in the number of Ordinary Shares reserved for issuance under the Option Plan to 850,000 Ordinary Shares.

     As of the date hereof, options under the Option Plan for acquisition of 618,000 Ordinary Shares by senior executives of the Company or its subsidiaries were outstanding. Exercise prices range from $11.563 to $19.53. All options generally vest over a period of four years following the date of the grant and lapse between five and ten years after the date of the grant. Options lapse on dates from August 4, 2003 through December 19, 2012. As of the date hereof, options under the Option Plan for the purchase of 295,000 Ordinary Shares were held by all directors and officers of the Company as a group.

STOCK OPTIONS

     In August 2002 stock options issued in August 1997 totaling 25,000 each for Messrs. Keith and Brag lapsed. The Compensation Committee authorized the re-issue of the lapsed options. Pursuant to IRS code, section 422A, the options were issued as Incentive Stock Options, were issued at an exercise price of $17.490, 10% above market price on the date issued, and will lapse in August 2007.

     In December 2002 the Compensation Committee granted stock options totaling 10,000 shares to R James P Morton, a director of the Company. The options were issued as Incentive Stock Options, at an exercise price of $15.531 and will lapse in December 2012.

     No other stock options were issued to any of the Named Officers or Directors in 2002.

STOCK OPTION EXERCISES AND FISCAL YEAR END HOLDINGS

                                                               (D)                       (E)
          (A)              (B)           (C)           NUMBER OF SECURITIES      VALUE OF UNEXERCISED
                                                      UNDERLYING UNEXERCISED         IN-THE-MONEY
                                                           OPTIONS AT                 OPTIONS AT
                            SHARES                       FISCAL YEAR END         FISCAL YEAR END(/2/)
                         ACQUIRED ON      VALUE     ------------------------- -------------------------
          NAME           EXERCISE (#) REALIZED(/1/) EXERCISABLE UNEXERCISABLE EXERCISABLE UNEXERCISABLE
          ----           ------------ ------------- ----------- ------------- ----------- -------------
J. Colin Keith.........        0        $   0         50,000       25,000      $    0       $   0
David L. Weir.......           0        $   0         50,000       25,000      $    0       $   0
Anders C. H. Brag......        0        $   0         60,000       25,000      $    0       $   0
Bruce A. Smith.......          0        $   0         21,750        3,250      $ 30,469     $ 10,156

------------

(1)  Calculated as fair market value at exercise minus exercise price.

(2) Based on December 31, 2002 market closing price of $16.00 per share of Common Stock. Amount represents the difference between the exercise price of the options and the December 31, 2002 market closing price.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     No persons affiliated with the Company were required to file reports under section 16(a) for the fiscal year ended December 31, 2002.

STOCKHOLDER RETURN PERFORMANCE PRESENTATION

         Set forth below for the five year period commencing December 31, 1997 and ending December 31, 2002 is a line graph comparing the yearly change in the cumulative total stockholder return on the Corporation's Common Stock against the cumulative total return of the S&P Composite -- 500 Stock Index and the Peer Group Index.

STOCKHOLDER RETURN PERFORMANCE TABLE

                                [GRAPHIC OMITTED]

COMPARATIVE ANALYSIS (1)

                                   1997   1998    1999    2000    2001     2002
                                  ------ ------  ------  ------  ------   ------

Denison International plc. ......  100    72.46   59.42   86.23   96.00   92.75
S&P 500..........................  100   129.03  156.27  142.34  125.63   97.81
Peer Group.......................  100    46.89   69.10   71.08   72.69   62.42

(1) Assumes that the value of the investment in Denison's Common Stock, and each index, was $100 on December 31, 1997.

                                 PROPOSAL NO. 3

                 APPROVAL OF APPOINTMENT OF INDEPENDENT AUDITORS

     Unless otherwise specified by the Members and Shareholders, the shares of stock represented by the proxies will be voted for the approval of the appointment of Ernst & Young LLP, a firm of independent accountants, to audit and report upon the financial statements of Denison for fiscal year 2003, and to authorize the directors to fix their remuneration. In the opinion of the Board of Directors and management, Ernst & Young LLP is well qualified to act in this capacity.

     Services performed by Ernst & Young LLP in fiscal year 2002 included audits of the financial statements of Denison and its subsidiaries and certain of the pension and other employee benefit plans of the Company, limited reviews of quarterly financial statements of the Company, tax related services and other accounting related matters. Denison has been advised by Ernst & Young that the firm has no financial interest, direct or indirect, in Denison, except its providing tax counseling, accounting consultation, auditing and independent accounting services during the period stated.

     THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE APPROVAL OF THE APPOINTMENT OF ERNST & YOUNG LLP AS INDEPENDENT AUDITORS.

                                 PROPOSAL NO. 4

            APPROVAL OF CONTINGENT CONTRACT TO AUTHORIZE THE COMPANY
                         TO RE-PURCHASE ORDINARY SHARES

     Unless otherwise specified by the Members and Shareholders, the shares of stock represented by the proxies will be voted for the approval and authorization for the purpose of section 165 of the Companies Act 1985 of the terms of the draft contract proposed to be made between the Company and Merrill Lynch, Pierce, Fenner & Smith, Incorporated ("Merrill Lynch"), its successors or assigns, under which the Company may become obliged to purchase certain of its ordinary shares of $0.01 each, such approval and authority to expire on the date 18 months from the date on which this resolution is passed. The text of the resolution is as follows:

     RESOLVED, as special business, to consider and, if thought fit, pass the following resolution as a special resolution:

     "That the terms of the draft contract proposed to be made between the Company and Merrill Lynch, its successors or assigns, under which the Company may become obligated to purchase certain of its issued ordinary shares of $US 0.01 each in substantially the form as attached in exhibit
     2.00 (a copy of which is produced at the meeting and signed for the purpose of identification by the Chairman) be hereby approved and authorized for the purposes of section 165 of the Companies Act 1985, such approval to expire on the date 18 months from the date on which this resolution is passed".

Explanation

     The Company proposes to enter into a contingent purchase contract whereby, subject to the satisfaction of certain conditions, the Company would be obliged to purchase up to 993,410 of its ordinary shares (representing approximately 10% of the ordinary shares issued and outstanding as of April 1, 2003) following the purchase of ADR's by Merrill Lynch on the NASDAQ National Market in accordance with all applicable US securities laws including Rule 10(b) -18 of the Securities and Exchange Act of 1934 as amended and Regulation M under that act. However, before the Company is permitted to enter into this contract, a draft of the contract must be approved by way of a special resolution of shareholders. A copy of the contingent purchase contract will be available for inspection at the Company's registered office from 22 April 2003 until 22 May 2003 and at the Meeting.

     If approved, the authority contained in the contingent purchase contract to repurchase the Company's shares will only be utilized when the directors believe that such purchases are in the best interests of stockholders generally and will result in an increase in earnings per share.

     THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE APPROVAL OF THE COMPANY TO ENTER INTO THIS CONTRACT AND TO BE AUTHORIZED TO REPURCHASE SHARES.

OTHER BUSINESS

     The Board of Directors and Management does not know of any other matters requiring Member or Shareholder action that may come before the meeting; but, if any are properly presented, the individuals named in the enclosed form of proxy will vote on those matters according to their best judgment.

OWNERSHIP OF OUTSTANDING VOTING SHARES

     Set forth below is certain information concerning persons who are known by Denison to have reported owning beneficially more than 5% of the Company's ADR's as of December 31, 2002, the most recent practicable date.

                   TITLE OF CLASS: AMERICAN DEPOSITORY SHARES
                                                                           (1)
          NAME AND ADDRESS OF                          NUMBER           PERCENT
           BENEFICIAL OWNER                           OF SHARES        OF CLASS
          ---------------------------------------------------------------------

          J. Colin Keith (2)                          1,400,000          14.0%
          551 Madison Avenue
          New York, NY  10022

          Anders C.H. Brag (2)                        1,350,000          13.5%
          551 Madison Avenue
          New York, NY  10022

          E. F. Gittes                                1,200,000          12.0%
          551 Madison Avenue
          New York, NY  10022

          First Manhattan Co. (3)                       941,280           9.4%
          437 Madison Avenue
          New York, NY 10022

          Royce & Associates, Inc. (4)                  904,700           9.0%
          1414 Avenue of the Americas
          New York, NY 10019

          First Pacific Advisors, Inc. (5)              804,500           8.0%
          11400 West Olympic Blvd.
          Suite 1200
          Los Angeles, CA 90064

          William Blair & Company LLC                   657,380           6.6%
          222 West Adams Street
          Chicago, IL 60606

(1) Percent of class computation is based on the number of outstanding shares as of December 31, 2002 of 10,017,700.

(2) Mr. Keith is Chairman of the Board of Directors of the Company, Mr. Brag is Managing Director of the Company.

(3)  First Manhattan Co. has filed with the Securities and Exchange Commission a
     Schedule 13G/A dated February 13, 2003, which reports the beneficial ownership of 941,280 American Depository shares by it and certain affiliated entities and individuals. As reported in the Schedule 13G/A, First Manhattan Co. and such affiliated entities and individuals have sole voting power with respect to 820,330 shares and shared power to dispose or to direct the disposition of 1,098,880 shares.

(4) Royce & Associates, Inc. has filed with the Securities and Exchange Commission a Schedule 13G dated February 10, 2003, which reports the beneficial ownership of 904,700 American Depository shares by it and certain affiliated entities and individuals. As reported in the Schedule 13G, Royce & Associates, Inc. and such affiliated entities and individuals have sole voting power with respect to 904,700 shares and sole power to dispose or to direct the disposition of 904,700 shares.

(5) First Pacific Advisors, Inc. has filed with the Securities and Exchange Commission a Schedule 13G dated February 11, 2003, which reports the beneficial ownership of 804,500 American Depository shares by it and certain affiliated entities and individuals. As reported in the Schedule 13G, First Pacific Advisors, Inc. and such affiliated entities and individuals have sole voting power with respect to 579,500 shares and shared power to dispose or to direct the disposition of 804,500 shares.

INCORPORATION BY REFERENCE

     The audited financial statements, disclosures about market risks and Management's discussion and analysis required by Item 13 of Schedule 14A are incorporated herein by reference to Denison's Annual Report on Form 10-K, which was filed with the SEC on March 31, 2003. The Form 10-K will be furnished without charge upon written request of any stockholder. Requests should be directed to the Chief Financial Officer, Denison International plc, 14249 Industrial Parkway, Marysville, Ohio 43040.

     By order of the Board of Directors.

                                        Bruce A. Smith
                                        Director & Chief Financial Officer

                                                                    EXHIBIT 1.00


                        [LOGO OF DENISON INTERNATIONAL]

                            DENISON INTERNATIONAL plc
               ANNUAL GENERAL MEETING OF MEMBERS AND SHAREHOLDERS


FORM OF PROXY


--------------------------------------------------
(Name of ADR Holder)


---------------------------------------------------
(Number of ADR's held)

Issues presented for consideration at the Annual
General Meeting of Members and Shareholders to be held on May 22, 2003

                                                                        VOTING RESULTS

                                                              Affirmative   Negative    Abstained
------------------------------------------------------------- ----------- ------------ -----------
1) To approve the Directors' Remuneration Report
------------------------------------------------------------- ----------- ------------ -----------
2) To re-appoint Anders C H Brag as a director
------------------------------------------------------------- ----------- ------------ -----------
3) To re-appoint David L Weir as a director
------------------------------------------------------------- ----------- ------------ -----------
4) To re-appoint Ernst & Young LLP as auditors
------------------------------------------------------------- ----------- ------------ -----------
5) To Approve a resolution authorizing the Company to
   enter into a contingent purchase contract to enable the
   Company to buy back its own shares (s 165 Companies
   Act 1985)
------------------------------------------------------------- ----------- ------------ -----------



--------------------------------------------------
(Signed)


---------------------------------------------------
(Date)

                                                                    EXHIBIT 2.00

The information included in the Directors' remuneration report, below, will be reported on by the Company's auditors. Their audit report on the information subject to audit included in this Directors' remuneration report will be included in their audit report on the accounts of Denison International plc for the year ended 31 December 2002. A copy of these accounts, including the Directors' remuneration report, will be available from the Company on request.

Directors' remuneration report

This report has been prepared in accordance with the UK Directors' Remuneration Report Regulations 2002 which introduced new statutory requirements for the disclosure of directors' remuneration in respect of periods ending on or after 31st December 2002, which requirements apply to the Company. As required by the Regulations, a resolution to approve the report will be proposed at the Annual General Meeting of the Company.

The Regulations require the auditors to report to the Company's members on the "information subject to audit" part of the Directors' remuneration report and to state whether in their opinion that part of the report has been properly prepared in accordance with the Companies Act 1985 (as amended by the Regulations). The report has therefore been divided into separate sections for information subject to audit and information not subject to audit.


                        Information not subject to audit

Compensation Committee

The Committee is comprised of three directors. Current members of the Committee are Messrs. Mills (who also acts as the Committee's Chairman), Brag and Morton.

Messrs. Mills and Morton are independent non-executive directors and do not have any personal financial interest (other than as shareholders), conflicts of interest arising from cross-directorships or day to day involvement in running the business. Mr. Brag, Managing Director of the Company and an employee of the Company's US subsidiary, and any other Committee member abstain in voting on any issues that may have a direct impact on his own compensation or benefits. The Compensation Committee reviews and recommends actions to the Board of Directors on such matters as the salary, bonus and benefits of the Chief Executive Officer and approves the salary and other compensation of other executive directors and officers.

Remuneration policy

The Company's employee compensation policy for executive directors and officers is to offer a package including a competitive salary, an incentive bonus based upon individual performance goals and competitive benefits. The Company's Compensation Committee reviews and approves individual executive director and officer salaries, bonus performance goals, bonus plan allotments, and stock option grants under the Denison International Stock Option Plan.

Executive directors and officers of the Company are paid salaries in line with their responsibilities. Executive directors and officers bonus plans are based on the financial performance of the Company in addition to individual performance measurements, and are based on a percentage of salary. The Compensation Committee establishes aggressive revenue and profit goals as an incentive for superior individual and corporate performance. Likewise, stock option grants to directors, officers and other employees promote success by aligning employee financial interests with long term shareholder value. The granting of stock options are based on various subjective factors primarily relating to the responsibilities of the individual directors and officers, and also to their expected future contributions and prior option grants. Stock options, once granted, are not subject to performance conditions other than the exercise price is never lower than the market price of the American Depository Receipts or shares, as defined in the Denison International Stock

Option Plan, at the date of grant. The Compensation Committee considers that this appropriately aligns the interests of management with those of the Company and shareholders generally.

The Compensation Committee has determined annual bonus targets for the executive directors who participate in the annual management bonus plan. The targets are based upon the achievement of predetermined financial goals of the Company. The Compensation Committee considers that this is the appropriate method of rewarding management on a performance basis at this time and will continue to keep the matter under review. The Company's policy on duration and notice periods under contracts with executive directors is to follow practices in the United States where those directors are based.

The Group makes contributions to the Savings and Profit sharing plan of Denison Hydraulics Inc which meets the definition of a money purchase pension scheme within the meaning given by section 611 of the Income and Corporation Taxes Act 1988.

The Savings Plan is a savings and profit sharing plan established pursuant to Sections 401(a) and 401(k) of the United States Internal Revenue Code. Under this plan, Denison matches up to 3% of the base pay of each eligible employee, including executive directors and officers, to a Trustee for investment into one or more pre-established investment funds as the participant may choose. Under the profit sharing plan Denison contributes up to 6% of the base pay (or higher at the discretion of management) of each eligible employee, including executive directors and officers, based on the attainment of certain Company goals, to a trustee for investment into one or more pre-established investment funds as the participant may choose.

                                Performance graph

Set forth below for the five year period commencing December 31, 1997 and ending December 31, 2002 is a line graph comparing the yearly change in the cumulative total stockholder return on the Company's American Depository Receipts against the cumulative total return of the S&P Composite -- 500 Stock Index and the Peer Group Index. The S&P Composite is regarded as the benchmark index for US industry. The Peer Group Index comprises comparable entities that operate in the Company's markets and comprises Parker Haniffin, Sun Hydraulics and Oil Gear Corporation.

                                [GRAPHIC OMITTED]

Comparative Analysis (1)

                                   1997    1998    1999    2000    2001    2002
                                  ------  ------  ------  ------  ------  ------

Denison International plc. ....... 100     72.46   59.42   86.23   96.00   92.75
S&P 500........................... 100    129.03  156.27  142.34  125.63   97.81
Peer Group........................ 100     46.89   69.10   71.08   72.69   62.42


(1) Assumes that the value of the investment in Denison's Common Stock, and each index, was $100 on December 31, 1997.

                              Directors' contracts

The only director who has a service contract with the Group is David L. Weir. The contract, dated 31 May 2000, is terminable, except for cause, on payment of one year's compensation. There is therefore, no specified notice period. Compensation for these purposes comprises base salary, directors' fees and employment benefits. Other directors and officers do not have service agreements with the Group but are remunerated at a market rate as advised by the Compensation Committee. These services are terminable by either the Board or the director or officer in accordance with the local statutory employment regulations of the country where the director or the officer is based. Redundancy benefits, subject to the discretion of the Board, are determined by reference to these regulations. All executive directors and officers, including the non-executive directors, are paid a fee of (pound)12,000.

                          Information subject to audit

                              Directors' emoluments
The total amounts for directors' emoluments were as follows:

                                                                              2002           2001
Name of director              Salary / fee     Benefits     Annual bonus      Total         Total
                              (pound)'000s   (pound)'000s   (pound)'000s   (pound)'000s  (pound)'000s
Executive
J.Colin Keith                     98.5             -             -             98.5         102.3
David L. Weir                    170.1            6.2          122.4          298.7         306.9
Anders C.H.Brag                   98.5            4.9            -            103.4         107.4
Bruce A. Smith                   102.9            4.9           26.7          134.5         132.9

Non-executive
Christopher H.B. Mills            12.0             -             -             12.0          12.0
R.James P. Morton                 12.0             -             -             12.0          12.0

                             ------------------------------------------------------------------------
Aggregate emoluments             494.0            16.0         149.1          659.1         673.5
                             ------------------------------------------------------------------------


The average dollar: sterling exchange rate during the period was $1.5025 (2001:
$1.44).

Benefits comprise non-cash emoluments mainly in respect of the provision of medical insurance and a company car.

                            Directors' share options

     Details of options for directors who served during the year are as follows:
                                                                                                                Exercise
Name of director      1 January     Granted    Lapsed     31 December          Date of              Date          price
                         2002                                2002              Grant             of Expiry       (US $)

J Colin Keith           25,000                 25,000          0           7 August 1997       7 August 2002     17.600
                        5,000                                5,000         7 August 1997       7 August 2007     16.000
                        5,633                                5,633         4 August 1998       4 August 2003     19.525
                        39,367                              39,367         4 August 1998       4 August 2008     17.750
                                    25,000                  25,000         9 August 2002       9 August 2007     17.490

David L Weir            23,750                              23,750         7 August 1997       7 August 2007     16.000
                        6,250                                6,250         7 August 1997       7 August 2007     16.000
                        5,633                                5,633         4 August 1998       4 August 2008     17.750
                        64,367                              64,367         4 August 1998       4 August 2008     17.750

Anders C H Brag         25,000                 25,000          0           7 August 1997       7 August 2002     17.600
                        5,000                                5,000         7 August 1997       7 August 2007     16.000
                        5,633                                5,633         4 August 1998       4 August 2003     19.525
                        39,367                              39,367         4 August 1998       4 August 2008     17.750
                                    25,000                  25,000         9 August 2002       9 August 2007     17.490

Bruce Smith             12,000                              12,000         4 August 1998       4 August 2008     17.750
                        13,000                              13,000         22 March 1999       22 March 2009     12.875

James Morton                        10,000                  10,000      19 December 2002    19 December 2012     15.531

In 1994, the Company adopted the Denison International Stock Option Plan (the "Option Plan") pursuant to which the Board (or a committee thereof) may grant to certain key employees of the Company or its subsidiaries options to acquire Ordinary Shares. The price at which Ordinary Shares may be acquired on exercise of an option must not be less than the market value of the underlying shares on the date on which the option is granted.

On July 24, 1997, the Company's Board of Directors and shareholders approved an amendment to the Option Plan. Such amendment included an increase in the number of Ordinary Shares reserved for issuance under the Option Plan to 850,000 Ordinary Shares.

All options generally vest over a period of four years following the date of the grant and lapse between five and ten years after the date of the grant. Options lapse on dates from August 4, 2003 through December 19, 2012.

In August 2002 stock options issued in August 1997 totalling 25,000 each for Messrs. Keith and Brag lapsed. The Compensation Committee authorised the re-issue of the lapsed options. Pursuant to IRS code, section 422A, the options were issued as Incentive Stock Options, were issued at a exercise price of $17.490, 10% above market price on the date issued, and will lapse in August 2007.

In December 2002 the Compensation Committee granted stock options totalling 10,000 shares to R James P Morton, a director of the Company. The options were issued as Incentive Stock Options, at an exercise price of $15.531 and will lapse in December 2012.

The market price of the ordinary shares as at 31 December 2002 was $16.00 and the range during the year was $19.50 to $15.00.

Pensions

The amounts contributed by Denison in respect of Messrs David L. Weir and Bruce
A. Smith to the Savings and Profit Sharing plan under sections 401(a) and 401(k) of the United States Internal Revenue Code are shown in the table below.

                                          2002          2001
Name of director                          Total         Total
                                       (pound)'000s  (pound)'000s

David L. Weir                               10.9         10.8
Bruce A. Smith                              10.0         10.1

                                        -------------------------
                                            20.9         20.9
                                        -------------------------

The average dollar: sterling exchange rate during the period was $1.5025 (2001:
$1.44).

As approved by the board of directors on [date], and signed on its behalf by:

[name]
Director

Draft
                                                                    EXHIBIT 3.00


                                  DATED o 2003






                            DENISON INTERNATIONAL plc


                                       and


  Merrill Lynch, Pierce, Fenner& Smith Incorporated, its successors or assigns



                     ---------------------------------------

                          CONTINGENT PURCHASE CONTRACT
                        FOR THE PURCHASE OF UP TO 993,410
                          SHARES OF US$0.01 EACH IN THE
                      CAPITAL OF DENISON INTERNATIONAL plc
                    ----------------------------------------

THIS AGREEMENT is made on [         ]


BETWEEN:

(1) DENISON INTERNATIONAL plc (registered number 2798239) whose registered office is at Masters House, 107 Hammersmith Road, London W14 OQH (the "Company"); and

(2) MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED, its successors or assigns, whose US offices are located at 153 East 53rd Street, New York, NY 10022 (the "Vendor")


WHEREAS:

(A) The Company is a public company limited by shares having an authorized share capital of (pound)57,000 divided into 7,125 "A" Ordinary Shares of (pound)8 each ("Ordinary Shares") and US$150,000 divided into 15,000,000 Ordinary Shares of US$0.01 each ("$ Shares") of which 7,015 Ordinary Shares and 9,934,100 $ Shares have been issued fully paid or credited as fully paid.

(B) Pursuant to and in accordance with the terms of the Amended and Restated Restricted Deposit Agreement dated 4th August 1997 between inter alia the Company and Bankers Trust Company, a bank organized under the laws of the State of New York (the "Deposit Agreement" and "Depositary" respectively), the 9,934,100 issued $ Shares (such shares being referred to in the Deposit Agreement as "Restricted American Depositary Shares ("ADS's")) are held by the Depositary in the form of share warrants to bearer, or share certificates, the beneficial ownership of which being evidenced by the issue by the Depositary of American Depositary Receipts ("ADR's") on the basis of one ADR for every one ADS held.

(C) Subject to the conditions in clause 1 below, the Company wishes to purchase, and the Vendor wishes to sell up to 993,410 of such $ Shares on the terms and conditions set out below.

(D) The Company is authorized to purchase its own shares pursuant to article 11 of the Company's articles of association.

(E) A copy of this agreement has been available for inspection by the members of the Company at its registered office for not less than 15 days ending with 22nd May, 2003 and was similarly available at the annual general meeting of the Company held on that date at which the terms of this agreement were authorized by special resolution of the Company in accordance with section 164 of the Companies Act 1985 (the "Act").

(F) The consideration for the purchase of any of the $ Shares is proposed to be provided out of the distributable profits of the Company.


IT IS AGREED as follows:

1.   Conditions Precedent

     Each sale and purchase of any of the $ Shares is conditional on:

     (a) the Company having notified the Vendor at any time prior to 31st October, 2004 by one or more notices (in the form set out in Appendix
          1) that it wishes to purchase up to a specified number of $ Shares and the price or the range of prices and a maximum price at or within which the Vendor shall acquire the ADRs representing such shares; and

     (b)  following receipt by the Vendor of any notice pursuant to paragraph
          (a) above, the Vendor having notified the Company at any time prior to 22nd November, 2004 by one or more notices (in the form set out in Appendix 2) ("Vendor's Notice") that it has acquired a specified number of ADRs (the "Sale ADRs") in accordance with paragraph (a) above and that pursuant to and in accordance with the relevant provisions of the Deposit Agreement, such ADRs have been surrendered to the Depositary and that the Vendor is the holder of share warrants to bearer, or share certificates, in respect of a specified number of $ Shares (the "Sale Shares").

2.   Sale and Purchase

     Subject to the satisfaction of the conditions in clause 1, the Vendor shall sell, and the Company shall purchase, the Sale Shares at an aggregate price, payable in cash in US dollars, equal to the aggregate of (i) the consideration paid by the Vendor for the Sale ADRs and (ii) a commission-equivalent markup of US [ ] per share and (iii) a conversion fee of US [ ] per share (together, the "Purchase Price").

3.   Warranties and Covenants

     (1) The Vendor warrants that as at completion of each purchase of Sale Shares (as referred to in clause 4 below) it will be the beneficial owner of the number of Sale Shares specified in the relevant Vendor's Notice and that such Sale Shares will be free from any lien, charge or encumbrance.

     (2) The Vendor covenants that all purchases of Sale ADRs by it hereunder shall be made in accordance with all applicable US securities laws, including but not limited to Rule 10b-18 under the US Securities Exchange Act of 1934, as amended (the "Exchange Act") and Regulation M under the Exchange Act.

     (3) Each party warrants to the other that this Agreement has been duly authorized, executed and delivered by such Party, and constitutes the legal, valid and binding obligation of such Party, enforceable against it in accordance with its terms.

4.   Completion

     (1) Completion of each sale and purchase of the Sale Shares shall be effected on the business day next following receipt by the Company of the relevant Vendor's Notice, at a place to be agreed between the Company and the Vendor, by:

          (a) the Vendor delivering to the Company the share warrants to bearer, or share certificates, representing the Sale Shares referred to in the Vendor's Notice; and

          (b)  the Company paying to the Vendor the Purchase Price.

     (2) As soon as is reasonably practicable after completion the Company shall (if applicable) alter its register of members so as to show that the relevant Sale Shares have been cancelled in accordance with section 160(4) of the Act.

5.   Costs

     Each of the Company and the Vendor shall bear all professional costs and charges relating to this agreement respectively incurred by them and the Company shall also pay all stamp duties falling due in respect of the completion of the purchase of the Sale Shares in accordance with this agreement.

6.   Service of Notices

     Any notice to be served under this agreement shall be validly served if delivered or if sent by first class post, recorded delivery post or facsimile process if addressed to the Company at its US Executive Offices located at 14249 Industrial Parkway, Marysville, Ohio 43040, Attention:
     Chief Financial Officer (facsimile number 937-644-0827) or, if addressed to the vendor to Merrill Lynch at 153 East 53rd Street, New York, NY 10022, attention Jody Thompson (facsimile number 212/ 284-5566). Any notice shall be deemed to have been served:

     (a)  if delivered, at the time of delivery;

     (b)  if posted, on the third business day after it was put in the post; or

     (c) if sent by facsimile process at the expiration of two hours after the time of dispatch.

7.   Termination

     This agreement shall terminate on 22nd November, 2004 (the "Termination Date") as from which date neither of the parties will have any rights, liabilities or obligations under this agreement save in respect of any Vendor's Notice received or deemed received by the Company prior to the Termination Date.

8.   General

     (1) The headings in this agreement are for convenience only and shall not affect its construction.

     (2) This agreement is governed by and shall be construed in accordance with the laws of England and Wales.


AS WITNESS the hands of the duly authorized representatives of the parties on the date, which appears first on page 1.



SIGNED by        o
for and on behalf of
DENISON INTERNATIONAL plc



SIGNED by        o
for and on behalf of
MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED

                                   APPENDIX 1


To:  o



Pursuant to clause 1(a) of the Contingent Purchase Contract made between us and dated May 22, 2003 (the "Contract"), we hereby notify you that:

1. We wish to purchase up to [ ] $ Shares as defined in, and on the terms and subject to the conditions of, the Contract;

2. All purchases of $ Shares shall be made in accordance with all applicable US securities laws, including but not limited to Regulation M and the safe harbor afforded by Rule 10b-18 under the US Securities Exchange Act of 1934, as amended; and

3. The maximum price which you may purchase ADRs representing $ Shares shall be US$[ ] per ADR.


Dated:



Signed: .....................................
        A duly authorized director
        for and on behalf of
        DENISON INTERNATIONAL plc

                                   APPENDIX 2


To:  The Directors
     Denison International plc
     Masters House
     107 Hammersmith Road
     London  W14 0QH
     England


Pursuant to clause 1(b) of the Contingent Purchase Contract made between us and dated May 22, 2003 (the "Contract"), we hereby notify you as follows:

1. We have acquired [ ] ADRs representing [ ] Sale Shares, as defined in the Contract at a price or prices and on the dates specified below.

     Date(s) ADR(s)     Price paid     No. of ADRs     Total purchase price
     Purchased          per ADR $      purchased

     [            ]     [        ]     [         ]     [             ]

2. Pursuant to and in accordance with the relevant provisions of the Deposit Agreement (as so defined) we have surrendered the above-mentioned ADRs to the Depositary and that we are the holder of a share warrant to bearer, or share certificates, in respect of [ ] $ Shares.


Dated:



Signed: ....................................
        A duly authorized signatory
        for and on behalf of
        MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED